7228572.v1 OVERLINE NOTE U.S. $2,800,000.00 Dated as of June 15, 2026 FOR VALUE RECEIVED, on the Overline Termination Date (as defined in the Credit Agreement hereinafter defined) the undersigned, AIR’ZONA AIRCRAFT SERVICES, INC., an Arizona corporation, CSA AIR, INC., a North Carolina corporation, GLOBAL GROUND SUPPORT, LLC, a North Carolina limited liability company, JET YARD, LLC, an Arizona limited liability company, JET YARD SOLUTIONS, LLC, an Arizona limited liability company, MOUNTAIN AIR CARGO, INC., a North Carolina corporation, ROYAL AIRCRAFT SERVICES, LLC, a Maryland limited liability company, WORLDWIDE AIRCRAFT SERVICES, INC., a Kansas corporation, and WORTHINGTON AVIATION, LLC, a North Carolina limited liability company, such entities being sometimes collectively referred to herein as the “Borrowers” and individually as a “Borrower”), jointly and severally promise to pay to the order of ALERUS FINANCIAL, NATIONAL ASSOCIATION, a national banking association (the “Lender”), the principal sum of TWO MILLION EIGHT HUNDRED THOUSAND AND NO/100THS DOLLARS (U.S. $2,800,000.00) or, if less, the aggregate unpaid principal amount of all Overline Loans (as defined in the Credit Agreement hereinafter defined) made by the Lender to the Borrowers pursuant to the Credit Agreement. 1. Interest. The Borrowers jointly and severally promise to pay interest (computed on the basis of the number of days elapsed in a year of 360 days) on the unpaid principal amount hereof from the date hereof until such principal amount is paid in full at a fluctuating annual rate of interest equal to the greater of (a) 5.00%, and (b) the sum of (i) 2.50% (the “Applicable Margin”), plus (ii) the Index (hereinafter defined), as in effect on the date hereof and as the same may adjust from time to time. Interest accrued during each calendar month shall be due and payable on the fifteenth day of the following calendar month, with the first such interest payment due on July 15, 2026. Interest shall also be payable at maturity and interest accrued after maturity shall be payable on demand. 2. Payments. Both principal and interest are payable in lawful money of the United States of America to the Lender at 1016 Civic Center DR NW, Suite 300, Rochester, MN 55901 (or other location specified by the Lender) in immediately available funds. By its execution of this Note, each Borrower authorizes the Lender to charge from time to time against any of such Borrower’s depository accounts maintained with the Lender any such payments when due and the Lender will use its reasonable efforts to notify the Borrowing Agent of such charges. 3. Variable Interest Rate. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the CME one-month term SOFR published by CME Group Benchmarks Administration Limited (or a successive administrator designated by the relevant authority) for the date that is one U.S. Government Securities Business Day prior to the Reset Date (the “Index”). The Index is not necessarily the lowest rate charged by Lender on its loans. Lender will tell Borrowing Agent the current index rate upon Borrowing Agent’s request. The interest rate change will not occur more often than each month. For purposes Docusign Envelope ID: B8A77A19-B9A6-8611-831E-F1772D9EB13D TEMP DocuSign Documents

OVERLINE CREDIT NOTE Page 2 U.S. $2,800,000.00 Dated as of June 15, 2026 of this Note, “U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. 4. Rate Change Effective Date. Each change in interest rate shall be effective as of each payment date (the “Reset Date”). 5. Regulatory Change; etc. Each Borrower understands that Lender may make loans based on other rates as well. Interest on the unpaid principal balance of this Note will be calculated as described in the “INTEREST CALCULATION METHOD” paragraph. Notwithstanding anything herein to the contrary, if the Lender determines in good faith (which determination shall be conclusive, absent manifest error) that: (A) adequate and fair means do not exist for ascertaining CME one-month term SOFR, (B) CME one-month term SOFR does not accurately reflect the cost to the Lender of the Loan, or (C) a Regulatory Change (as hereinafter defined) shall, in the reasonable determination of the Lender, make it unlawful or commercially unreasonable for the Lender to use CME one-month term SOFR as the index for purposes of determining the Interest Rate, then: (i) CME one-month term SOFR shall be replaced with an alternative or successor rate or index chosen by the Lender in its reasonable discretion; and (ii) the Applicable Margin may also be adjusted by Lender in its reasonable discretion, giving due consideration to market convention for determining rates of interest on comparable loans. “Regulatory Change” shall mean a change in any applicable law, treaty, rule, regulation or guideline, or the interpretation or administration thereof, by the administrator of the relevant benchmark or its regulatory supervisor, any governmental authority, central bank or other fiscal, monetary, or other authority having jurisdiction over Lender or its lending office. Such an amendment to the terms of this Note will become effective and bind Borrowers 10 Business Days after Lender gives written notice to Borrowing Agent without any action or consent of the Borrowers. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be effective the next succeeding Business Day. 6. Interest Calculation Method. Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method. 7. Prepayment; Minimum Interest Charge. In any event, even upon full prepayment of this Note, Borrowers understand that Lender is entitled to a minimum interest charge of $10.00. Other than Borrowers’ obligation to pay any minimum interest charge, Borrowers may pay without penalty all or a portion of the amount earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrowers of Borrowers’ Docusign Envelope ID: B8A77A19-B9A6-8611-831E-F1772D9EB13D

OVERLINE CREDIT NOTE Page 3 U.S. $2,800,000.00 Dated as of June 15, 2026 obligation to continue to make payments of accrued unpaid interest. Rather, early payment will reduce the principal balance due. Borrowers agree not to send Lender payments marked “paid in full”, “without recourse”, or similar language. If Borrowers send such a payment, Lender may accept it without losing any of Lender’s rights under this Note, and Borrowers will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Alerus Financial, National Association, 1016 Civic Center DR NW, Suite 300, Rochester, MN 55901. 8. Late Charge. If a payment is 10 days or more late, Borrowers will be charged five percent (5.00%) of the unpaid portion of the regularly scheduled payment. 9. Interest During Default. Upon the occurrence of an Event of Default, including failure to pay upon final maturity, the interest rate on this Note shall be increased by adding an additional five (5.00) percentage point margin to the interest rate otherwise in effect hereunder (such increased rate of interest being, the “Default Rate”). However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law. 10. Credit Agreement. This Note is the Overline Note referred to in, and is entitled to the benefits of, that certain Credit Agreement dated as of August 29, 2024, as amended by that certain Amendment No. 1 to Credit Agreement and Other Loan Documents dated as of January 21, 2025, by that certain Amendment No. 2 to Credit Agreement and Consent dated as of February 21, 2025, by that certain Amendment No. 3 to Credit Agreement dated as of March 31, 2025, by that certain Amendment No. 4 to Credit Agreement and Consent dated as of May 15, 2025, and by that certain Amendment No. 5 to Credit Agreement dated as of September 3, 2025, and by that certain Amendment No. 6 to Credit Agreement and Other Loan Documents dated as of June 15, 2026 (the Credit Agreement as so amended and as it may be further modified, supplemented or restated from time to time being the “Credit Agreement”; capitalized terms not otherwise defined herein being used herein as therein defined) between the Borrowers and the Lender. The Credit Agreement, among other things, (i) provides for the making of Overline Loans (as defined in the Credit Agreement) by the Lender to the Borrowers from time to time in an aggregate amount not to exceed at any time outstanding the dollar amount first above mentioned, the indebtedness of the Borrowers resulting from each such Overline Loan being evidenced by this Note; (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events prior to the maturity hereof upon the terms and conditions therein specified; and (iii) contains provisions for the mandatory prepayment hereof upon certain conditions. 11. Security Agreement. This Note is secured by, among other things, that certain Security Agreement, dated as of August 29, 2024, executed by the Borrowers in favor of the Lender and certain other Loan Documents. Docusign Envelope ID: B8A77A19-B9A6-8611-831E-F1772D9EB13D

OVERLINE CREDIT NOTE Page 4 U.S. $2,800,000.00 Dated as of June 15, 2026 12. Waiver of Presentment and Demand for Payment; Etc. Each Borrower and any endorsers or guarantors hereof severally waive presentment and demand for payment, notice of intent to accelerate maturity, protest or notice of protest and non-payment, bringing of suit and diligence in taking any action to collect any sums owing hereunder or in proceeding against any of the rights and properties securing payment hereunder, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further security or the release of any security for this Note, all without in any way affecting the liability of any Borrower and any endorsers or guarantors hereof. No extension of time for the payment of this Note, or any installment thereof, made by agreement by Lender with any person now or hereafter liable for the payment of this Note, shall affect the original liability under this Note of the undersigned, even if the undersigned is not a party to such agreement. 13. Event of Default. Any Event of Default (as defined in the Credit Agreement) shall constitute an Event of Default under this Note. Upon the occurrence of an Event of Default, in addition to any other rights or remedies Lender may have at law or in equity or under the Credit Agreement or under any other Loan Document, Lender may, at its option, without notice to Borrower, declare immediately due and payable the entire unpaid principal sum hereof, together with all accrued and unpaid interest thereon plus any other sums owing at the time of such Event of Default pursuant to this Note, the Security Agreement or any other Loan Document. The failure to exercise the foregoing or any other options shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect of the same event or any other event. The acceptance by the holder of any payment hereunder which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing options at that time or at any subsequent time. 14. Successors and Assigns. This Note shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns except that no Borrower may assign or transfer its rights hereunder without the prior written consent of Lender, which consent may be withheld in Lender’s sole discretion. 15. Governing Law. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS. 16. Waiver of Right to Jury Trial; Venue. EACH BORROWER WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION RELATING TO OR ARISING FROM THIS NOTE. AT THE OPTION OF LENDER, THIS NOTE MAY BE ENFORCED IN ANY UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MINNESOTA OR THE STATE COURT SITTING IN HENNEPIN OR RAMSEY COUNTY, Docusign Envelope ID: B8A77A19-B9A6-8611-831E-F1772D9EB13D

OVERLINE CREDIT NOTE Page 5 U.S. $2,800,000.00 Dated as of June 15, 2026 MINNESOTA. EACH BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT PROPER OR CONVENIENT. IN THE EVENT AN ACTION IS COMMENCED IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS NOTE, LENDER, AT ITS OPTION, SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE. 17. WAIVER OF DEFENSES. OTHER THAN CLAIMS BASED UPON THE FAILURE OF THE LENDER TO ACT IN A COMMERCIALLY REASONABLE MANNER, EACH BORROWER WAIVES EVERY PRESENT AND FUTURE DEFENSE (OTHER THAN THE DEFENSE OF PAYMENT IN FULL), CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH SUCH BORROWER MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY THE LENDER IN ENFORCING THIS NOTE OR ANY OF THE LOAN DOCUMENTS. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER GRANTING ANY FINANCIAL ACCOMMODATION TO THE BORROWERS. 18. Severability. The invalidity or unenforceability in particular circumstances of any provision of this Note shall not extend beyond such provision or such circumstances and no other provision of this instrument shall be affected thereby. In connection with the actual or prospective sale by the Lender of any interest or participation in the loan obligation evidenced by this Note, Borrowers hereby authorize the Lender to furnish any information concerning Borrowers or any of their affiliates, however acquired, to any person or entity. 19. Expense Reimbursement. Borrowers jointly and severally agree to pay expenses relating to this Note as set forth in the Credit Agreement. 20. Business Purpose Loan. The Loan is a business loan. Borrowers hereby represent that this loan is for commercial use and not for personal, family or household purposes. The Borrowers agree that the Loan evidenced by this Note is an exempted transaction under the Truth In Lending Act, 15 U.S.C., §1601, et seq. 21. Usury. Borrowers and Lender agree that no payment of interest or other consideration made or agreed to be made by Borrowers to Lender pursuant to this Note shall, at any time, be in excess of the maximum rate of interest permissible by law. In the event such payments of interest or other consideration provided for in this Note shall result in an effective rate of interest which, for any period of time, is in excess of the limit of the usury or any other law applicable to the Loan evidenced hereby, all sums in excess of those lawfully collectible as interest for the period in question shall, without further agreement or notice between or by any party hereto, Docusign Envelope ID: B8A77A19-B9A6-8611-831E-F1772D9EB13D

OVERLINE CREDIT NOTE Page 6 U.S. $2,800,000.00 Dated as of June 15, 2026 be applied to the unpaid principal balance and not to the payment of interest; if a surplus remains after full payment of principal and lawful interest, the surplus shall be remitted by Lender to Borrowers, and Borrowers hereby agree to accept such remittance. This provision shall control every other obligation of the Borrowers and Lender relating to this Note. [signature page follows] Docusign Envelope ID: B8A77A19-B9A6-8611-831E-F1772D9EB13D

OVERLINE NOTE IN WITNESS WHEREOF, the Borrowers have jointly and severally caused this Overline Note to be signed by their duly authorized officers in favor of ALERUS FINANCIAL, NATIONAL ASSOCIATION and to be dated as of the date set forth above. Air’Zona Aircraft Services, Inc., an Arizona corporation By: Name: Mark Jundt Title: Secretary CSA Air, Inc., a North Carolina corporation By: Name: Mark Jundt Title: Secretary Global Ground Support, LLC a North Carolina limited liability company By: Name: Mark Jundt Title: Secretary Jet Yard, LLC, an Arizona limited liability company By: Name: Mark Jundt Title: Secretary Jet Yard Solutions, LLC, an Arizona limited liability company By: Name: Mark Jundt Title: Secretary Docusign Envelope ID: B8A77A19-B9A6-8611-831E-F1772D9EB13D

OVERLINE CREDIT NOTE Mountain Air Cargo, Inc., a North Carolina corporation By: Name: Mark Jundt Title: Secretary Royal Aircraft Services, LLC, a Maryland limited liability company By: Name: Mark Jundt Title: Secretary Worldwide Aircraft Services, Inc., a Kansas corporation By: Name: Mark Jundt Title: Secretary Worthington Aviation, LLC, a North Carolina limited liability company By: Name: Mark Jundt Title: Secretary Docusign Envelope ID: B8A77A19-B9A6-8611-831E-F1772D9EB13D